INVESTOR PRESENTATION OFC 2018 Update San Diego, California, USA March 13-15, 2018 Booth 2313 Exhibit 99.1

Safe Harbor Statement Matters discussed in this presentation may contain forward-looking statements that are subject to risks and uncertainties. These risks and uncertainties could cause the forward-looking statements and II-VI Incorporated’s (the “Company’s”) actual results to differ materially. In evaluating these forward-looking statements, you should specifically consider the “Risk Factors” in the Company’s most recent Form 10-K and Form 10-Q. Forward-looking statements are only estimates and actual events or results may differ materially. II-VI Incorporated disclaims any obligation to update information contained in any forward-looking statement. This presentation contains certain non-GAAP financial measures. Reconciliations of non-GAAP financial measures to their most comparable GAAP financial measures are presented at the end of this presentation.

Origins of Our Company Name Refers to groups II and VI of the Periodic Table of Elements. “TWO SIX” S Sulfur Se Selenium Zn Zinc Te Tellurium Cd Cadmium

II-VI MATERIALS THAT MATTER™


SiC

Silicon Carbide


BIG

Bismuth-doped Iron Garnet


C

CVD Diamond



PMN-PT Lead Magnesium Niobate-Lead Titanate	**ZnS** Zinc Sulfide	**YAG** Yttrium Aluminum Garnet	**ZnSe** Zinc Selenide	**$KNbO_3$** Potassium Niobate	**CaF_2** Calcium Fluoride	**YVO_4** Yttrium Vanadate	**TGG** Terbuim Gallium Garnet
RBSiC Reaction Bonded SiC	**KNS** Potassium Nickel Sulfate Hexahydrate	**RBB_4C** Reaction Bonded Boron Carbide	**YLF** Yttrium Lithium Fluoride	**Ge** Germanium	**BBO** Beta Barium Borate	**Bi_2Te_3** Bismuth Telluride	**Al_2O_3** Aluminum Oxide

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Our Footprint 14 Countries 45 Worldwide Locations 10,000+ Worldwide employee World Headquarters Manufacturing and R&D Facilities Global Sales Offices North America Europe Asia 2,000+ 500+ 7,500+

Our Company Structure Laser Solutions Photonics Performance Products

Over 4 Decades of Continuous Growth

FY1987-FY2017 Cumulative

Revenue	$7.4B
PAT	$0.8B
Cash Flow from Ops	$1.2B
R&D	$0.4B
Cap Ex	$0.6B

7% Average **Organic Revenue Growth** over the last 10 years



Over $1B*
$28
$38
$53
$61
$62
$74
$123
$114
$128
$143
$187
$224
$225
$316
$292
$333
$487
$516
$551
$683
$742
$827
$972
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Acquisition History

Micro-optics Vergo Optics

Micro-optics Lighting Optical

ZnSe Growth Laser Power Corp

Silicon Carbide Litton SIC Group

UV Filters Laser Power Corp

Thermo-electric Coolers Marlow Industries

Selenium Refinery Pacific Rare Metals

Laser Processing Heads Highyag

Micro-optics Photop Technologies

Conformal Patterning Max Levy Autograph

Optical Channel Monitors Aegis Lightwave

Metal Matrix Components M Cubed Technologies

Military & Aerospace Optical Systems LightWorks Optics

Advanced Coatings Oclaro Optical Coatings

Optical Amplifiers Oclaro Optical Amplifier

Semiconductor Lasers Oclaro Semiconductor Laser

Epiwafer Foundry Epiworks

GaAs Wafer Fab Anadigics

Faraday Rotator Integrated Photonics

Direct Diode High Power Lasers Direct Diode

Compound Semi. Wafer Fab Kaiam Laser Limited(U.K. Fab)

Nasdaq IIVI

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Recent Platform Acquisitions COMPOUND SEMICONDUCTOR LASERS COMPOUND SEMICONDUCTOR DEVICES: AIMING BEYOND LASERS VERTICAL INTEGRATION & SCALE OPTICAL COMMUNICATIONS & ACCESS TO CHINA MARKET 2010 2013 2016 2017

Markets Differentiation Performance Infrastructure Business Model Products Diversified per Platforms Engineered Materials Valued By Customers Process Intensive Capital Intensive Vertical Integration Innovation Strategy

Differentiated Product Portfolio for Industrial Lasers



Freeform Beam Shaping Laser Optics

For advanced laser processing heads

Announced at **Photonics West 2018**



Scan Lenses Combining ZnS and Fused Silica

Enable faster micro materials processing

Broad Portfolio of Products for: CO_2 & CO Lasers I Fiber Lasers I Direct Diode Lasers I Disk Lasers I UV Lasers I Ultrafast Lasers



Fiber Lasers Market CAGR ('17-'22): +8%
Direct Diode Market CAGR ('17-'22): +7%
Source: Strategies Unlimited

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Vertically Integrated Products for ROADMs Optics OTDR Micro optics Optical Communications Market CAGR (’15-’21): +12% Source: Ovum Tunable thin film filter technology High Resolution Optical Channel Monitor (OCM) In-house 4 inch amorphous silicon technology platform II-VI product content is 20-40% of ROADM Line Card BOM value Announced at OFC 2018 Optical Amplifier Laser Chip-on-Carrier Assembly Thermoelectric Cooler Sharper tunable filters and enhanced spectral processing algorithms

“We estimate that II-VI’s high performance gallium arsenide semiconductor lasers and leading EDFA capability enable as much as 50% of global internet traffic running through the optical transport network.” Sunny Sun, President, Photonics Segment, II-VI Incorporated. 3 Million Pump Lasers 500 K Amplifiers Shipment Milestones Achieved

Enabling Amplification in Coherent Pluggable Optics Ultra-Low Profile Tunable Filter FlexSOM EDFA Miniature Tunable filter with Variable Optical Attenuator Micro-pump 1RU Faceplace Density 400Gb/s 800Gb/s 3.2Tb/s CFP CFP4 CFP2 Optical Isolator Announced at OFC 2018 Announced at ECOC 2017

Bi-Di OLS for Direct Detect DWDM up to 25 km Data Center Interconnect 4TB/S over 25 km Optical Line Subsystem Bi-Di Optical Line Subsystem 2 Fibers 1 Fiber Demo with Inphi COLORZ™ Lite in Booth #2313

Optoelectronics, Micro-Optics & Magneto-Optic Materials for Datacom Datacom Optical Components Market CAGR (’17-‘22): +25% Z-Block BIG 25G VCSELs 25G Detectors Garnet Materials For active optical cables (AOCs) For CWDM & LAN-WDM transceivers For optical isolators and circulators IPI Acquisition 2017

Product Portfolio for Wireless Communications SiC for High Frequency GaN Electronics Market CAGR (‘17-’22): +15% Source: Yole SiC Substrates GaAs Epiwafers For 4G and 5G Wireless Base Stations For RF Devices in Wireless Handsets Dr. Jing Wang - Advanced Research Thin-Film Diamond on Silicon for 5G Wireless Announced early milestone reached in Jan. 2018

Optics & Opto-Electronics for LiDAR Laser Diodes for LiDAR Market (’17-’22): +20% Source: Strategies Unlimited Wide Incidence Angle Mirrors Enable folded laser beam geometries to achieve compact LiDAR designs Laser Diodes Scanning Mirrors Announced at Photonics West 2018

Laser & Micro-optics for 3D Sensing DFB Lasers: Distributed Feedback Lasers Low Angle Shift Filters VCSEL Arrays DFB Lasers Announced at OFC 2018

New Products in 2018 DFB Lasers OFC 2018 Freeform Beam Shaping Laser Optics Scan Lenses Combining ZnS and Fused Silica High Resolution Optical Channel Monitor (OCM) Ultra-Low Profile Tunable Filter Wide Incidence Angle Mirrors Photonics West 2018

San Diego, California, USA March 13-15, 2018 Booth 2313

How We Use Our Platforms to Serve Our End Markets Industrial Materials Processing Optical & Wireless Communications Advanced Materials & Military 3D Sensing & IoT Emerging Technologies Reported Segments FY17 Revenue Q2FY18 Revenue Q2FY18 Op Margin – GAAP Q2FY18/ Q2FY17 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions $339M $110M 9% 35% 61% (5%) 9% 4% 6% 20% Photonics $419M $111M 15% 10% 10% 81% 0% 3% 6% Performance Products $214M $61M 10% 24% 16% (2%) 13% 37% 19% 16% II-VI Consolidated $972M $282M 12% 21% 31% (2%) 38% 10% 8% 13%

Expectations Cash and Equivalents Cash Flow from Operations Long-Term Debt (Including current portion) FY17 FY15 FY16 Shareholder’s Equity $271M $174M $218M $118M $129M $123M $342M $176M $235M $900M $729M $782M Cash and Liquidity 6M FY18 $254M $60M $463M $964M Page 15 details typical industry EPS adjustments Financial Trends FY17 FY18 Gross Margin 40.0% 38.5%-41% EDBITDA 19.5% 18.5%-22% Operating Margin 11.9% 11%-14%

Returns to the Shareholders Accelerating Growth Military Compound Semiconductors 3D Sensing LiDAR EUV Lithography SiC Wireless Industrial Laser Datacom Optical Transport 9% 8% 16% 19% 20% 12% 25% 8% 15% EPS Growth R&D CAP EX 1.5-2.0X Revenue Growth Rate Including Platform Investments 7-11% of Sales 10-15% of Sales of 31 Years Cum. Total FY2018 Run Rate 12% FY2016 FY2017 of 30 Years Cum. Total 20% Targeting Revenue Growth 2.5-4.0X GDP Across the Cycle

Reconciliation Tables Three Months Ended Year Ended Dec 31, 2017 Sept 30, 2017 Dec 31, 2016 Dec 31, 2017 Dec 31, 2016 Operating Income $32.5 $29.8 $27.1 $62.3 $50.8 Interest Expense 4.7 3.6 1.4 8.3 2.6 Other expense (income), net (2.0) (0.7) (6.1) (2.7) (7.5) Income taxes 20.2 5.8 7.9 26 15.5 Net Earnings $9.6 $21.1 $23.9 $30.7 $40.2 EBITDA $53.9 $49.4 $48.1 $103.3 $88.1 EBITDA margin 19.1% 18.9% 20.8% 19.0% 19.4% Interest expense 4.7 3.6 1.4 8.3 2.6 Depreciation and amortization 19.4 18.9 14.9 38.3 29.8 Income taxes 20.2 5.8 7.9 26.0 15.5 Net Earnings $9.6 $21.1 $23.9 $30.7 $40.2

II-VI Reports GAAP EPS II-VI Consolidated Summary of Typical Industry Non-GAAP Adjustments Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Amortization 3.2 3.2 3.2 3.2 3.6 3.8 Share Based Comp 4.1 3.9 4.5 3.5 6.3 4.7 One Time Costs - - - 0.4 1.2 - Operation Dilution(Inv roll through) - - - 0.2 2.0 1.0 7.3 7.1 7.7 7.3 13.1 9.5 Tax 2.3 1.8 1.8 0.3 2.8 1.2 PAT 5.0 5.3 5.9 7.0 10.3 8.3 Outstand Shares 65.3 65.3 65.3 65.3 65.3 65.2 EPS Impact of Typical Industry Non-GAAP Adj. 0.08 0.08 0.09 0.11 0.16 0.13 To calculate EPS comparable to some peers, below are the values of typical adjustments used by other companies